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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2002

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-7062 File Number Commission	73-0785597 (I.R.S. Employer Identification No.)
350 Glenborough, Suite 100 Houston, Texas (Address of principal executive offices)		77067 (Zip Code)

        Registrant's telephone number, including area code: (281) 872-3100

        Noble Affiliates, Inc.
(Former name, former address and former fiscal year, if changed since last report)

Item 9. Regulation FD Disclosure.

        On August 13, 2002, Noble Energy, Inc., a Delaware corporation (the "Company"), filed its quarterly report on Form 10-Q for the quarter ended June 30, 2002, with the Securities and Exchange Commission ("SEC"). Accompanying such report as correspondence to the SEC were certifications of the Chief Executive Officer and the Chief Financial Officer of the Company submitted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350). A copy of each of these certifications is attached as an exhibit hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: August 13, 2002	By: /s/ Albert D. Hoppe Albert D. Hoppe Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Item	Exhibit
99.1	Certificate of Charles D. Davidson, Chief Executive Officer of Noble Energy, Inc., dated August 13, 2002 and submitted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350).
99.2	Certificate of James L. McElvany, Chief Financial Officer of Noble Energy, Inc., dated August 13, 2002 and submitted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350).

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SIGNATURE
INDEX TO EXHIBITS